                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 5, 2000


                             PATHOGENESIS CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                          0-27150                     91-1542150
(State or other                    (Commission                 (IRS Employer
jurisdiction of                     File No.)                Identification No.)
incorporation)


               201 Elliott Avenue West, Seattle, Washington 98119
                    (Address of principal executive offices)


                                  (206) 467-8100
              (Registrant's telephone number, including area code)


                                  Not applicable
         (Former name or former address, if changes since last report)

Item 5. Other Events

     Annexed hereto as Exhibit 1 is a copy of a press release issued by PathoGenesis Corporation on June 5, 2000 announcing that PathoGenesis has engaged advisers to assist in PathoGenesis' efforts to explore strategic alternatives for enhancing shareholder value.

Item 7. Exhibits

   Exhibit Number                      Description

        1                     Press Release dated June 5, 2000

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 5, 2000

                                PATHOGENESIS CORPORATION



                                By:     /s/ Alan R. Meyer
                                    ---------------------------------------
                                    Alan R. Meyer
                                    Executive Vice President and
                                    Chief Financial Officer

                                       3